Exhibit 10.1

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of March 6, 2023, by and among TRINITY INDUSTRIES, INC., a Delaware corporation (the “Borrower”), each other Loan Party party hereto, the lenders listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement, dated as of July 25, 2022, by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of December 22, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested (a) that the Lenders increase the Aggregate Commitments in an amount equal to $150,000,000, resulting in total Aggregate Commitments of $600,000,000 and (b) that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the other Loan Parties party hereto, the Administrative Agent and the requisite number of Lenders have agreed to (a) modify certain provisions of the Credit Agreement to reflect the increase in the Aggregate Commitments and (b) amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, on the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    The cover page of the Credit Agreement is hereby amended by replacing the second reference to “Truist Securities, Inc.” thereof with “Truist Bank”.
(b)    The preamble of the Credit Agreement is hereby amended by replacing the reference to “Truist Securities, Inc.” thereof with “Truist Bank”.
(c)    Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions thereto:
“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement dated as of December 22, 2022, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement dated as of March 6, 2023, among Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.
(d)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in its entirety to read as follows:
““Loan Documents” means this Agreement, Amendment No. 1, Amendment No. 2, any promissory notes issued pursuant to Section 2.10(e), any Letter of Credit applications, the Subsidiary Guaranty, and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matters whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.”
“Restricted Payment Conditions” means, with respect to any applicable Restricted Payment, as of the date of such Restricted Payment and after giving effect to the payment thereof and any Indebtedness incurred in connection therewith, (a) no Default shall have occurred and be continuing, (b) the Borrower is in pro forma compliance with the financial covenants set out in Section 6.09 and (c) the Leverage Ratio (calculated on a pro forma basis as of the last day of the most recent fiscal quarter then ended for which financial statements are available) is less than (x) if the applicable Restricted Payment occurs on or prior to June 30, 2023, 3.25 to 1.00, (y) if the applicable Restricted Payment occurs after June 30, 2023 and on or prior to September 30, 2023, 3.00 to 1.00 and (z) if the applicable Restricted Payment occurs any time thereafter, 2.75 to 1.00.”
(e)    Section 2.20 of the Credit Agreement is hereby amended by replacing the reference to “$200,000,000” in the first sentence thereof with “$50,000,000”.
(f)    Section 6.07(a) of the Credit Agreement is hereby amended by (i) replacing “and” in front of clause (v) with a comma and (ii) inserting the following new clause (vi) at the end thereof: “(vi) without limitation on the amount of Restricted Payments permitted under clause (v) preceding, so long as no Default or Event of Default has occurred and is continuing at the time of declaration or would result therefrom, the Borrower may declare and pay ordinary course regularly scheduled cash dividends to the holders of its common stock in an aggregate amount not to exceed $100,000,000 for each fiscal year; provided, that such dividend is paid within sixty (60) days after the date of declaration thereof.”
(g)    Section 6.09(a) of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following in lieu thereof:

Fiscal Quarter End Date	Maximum Leverage Ratio
December 31, 2022	4.00:1.00
March 31, 2023	4.25:1.00
June 30, 2023	4.25:1.00
September 30, 2023	4.00:1.00
December 31, 2023 and thereafter	3.75:1.00

(h)    Schedule 2.01 to the Credit Agreement of the Credit Agreement is hereby amended and restated in its entirety by Schedule 2.01 attached hereto. From and after the Amendment No. 2 Effective Date, any reference in any Loan Document to Schedule 2.01 shall be deemed to refer to Schedule 2.01 as amended by Amendment No. 2.
Section 2.    Increase of Commitments; Adjustments to Revolving Credit Exposures.
(a)    Effective as of the Amendment No. 2 Effective Date (as defined below), the Lenders’ respective Commitments and Loans shall be increased such that after giving effect to such increase, (i) the Commitment of each Lender shall be as set forth on Schedule 2.01 attached hereto and (ii) the principal amount of the Loans owing to each Lender shall be equal to such Lender’s Applicable Percentage (determined by reference to such Lender’s Commitment as set forth on Annex I attached hereto) of the aggregate principal amount of all Loans outstanding at such time. On the Amendment No. 2 Effective Date after giving effect to such increase, the Commitment of each Lender shall be as set forth on Schedule 2.01 attached hereto.
The Borrower, each Loan Party, the Administrative Agent and each Lender hereby consents and agrees to the Commitments set forth on Schedule 2.01 attached hereto.
Section 3.    Amendment Effective Date; Conditions Precedent. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment No. 2 Effective Date”):
(a)    the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, each other Loan Party, the Administrative Agent, each of the Required Lenders and each of the Lenders increasing its Commitment pursuant to this Amendment;
(b)    the representations and warranties contained in Section 4 hereof shall be true and correct;
(c)    Borrower shall have delivered to the Administrative Agent a certificate of Borrower dated as of the date hereof signed by an Authorized Officer of Borrower (i) certifying that, both immediately before and after giving effect to this Amendment, that the representations and warranties as set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied and (ii) attaching resolutions of Borrower’s governing body authorizing the increase in the Aggregate Commitments and the other transactions contemplated herein and Borrower’s ability to borrow after giving effect to such increase;
(d)    the Administrative Agent and the Lenders shall have received all other fees and amounts due and payable on or prior to the Amendment No. 2 Effective Date, including, (i) the fees and reimbursements contemplated to be paid to the Administrative Agent pursuant to that certain fee letter, dated as of the date hereof, between the Borrower and the Administrative Agent and (ii) to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent); and
(e)    the Administrative Agent shall have received such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
Section 4.    Representations and Warranties and Reaffirmations of the Loan Parties.
(a)    Each Loan Party hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally), and (ii) after giving effect to this Amendment on the Amendment No. 2 Effective Date, no Default or Event of Default has occurred and is continuing.
(b)    Each Loan Party hereby represents and warrants that the representations and warranties of such Loan Party set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Amendment No. 2 Effective Date after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materially, in any respect) as of such earlier date, and except that the representations and warranties contained in Sections 3.04(a)(i) and (a)(ii) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b) of the Credit Agreement, respectively.
(c)    Upon the effectiveness of this Amendment and after giving effect hereto, each Loan Party hereby reaffirms all covenants and other agreements set forth in the Credit Agreement as modified hereby. The Borrower and each other Loan Party, each as debtors, grantors, guarantors, assignors or in other similar capacities under the Credit Agreement and the other Loan Documents (as modified hereby), hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such documents to which such party is a party. The Borrower and each other Loan Party hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
Section 5.    Reference to the Effect on the Credit Agreement.
(a)    Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b)    Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    Upon satisfaction of the conditions set forth in Section 3 hereof and the execution hereof by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
(e)    This Amendment shall constitute a Loan Document.
Section 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 8.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
TRINITY INDUSTRIES, INC.,
as the Borrower
By:    /s/ John Lee_______________________
Name: John Lee
Title: Vice President, Finance, and Treasurer

SUBSIDIARY GUARANTORS:

TRINITY INDUSTRIES LEASING COMPANY

By:    /s/ John Lee_________________________
Name: John Lee
Title: Vice President and Treasurer

TRINITY RAIL GROUP, LLC

By:    /s/ John Lee_________________________
Name: John Lee
Title: Vice President and Treasurer

TRINITY TANK CAR, INC.

By:    /s/ John Lee__________________________
Name: John Lee
Title: Vice President and Treasurer

TRINITY NORTH AMERICAN FREIGHT CAR, INC.

By:    /s/ John Lee__________________________
Name: John Lee
Title: Vice President and Treasurer

TRINITYRAIL MAINTENANCE SERVICES, INC.

By:    /s/ John Lee___________________________
Name: John Lee
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
By: /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

                        BANK OF AMERICA, N.A.,
    as a Lender
By: /s/ Scott Blackman
Name: Scott Blackman
Title: SVP

Citizens Bank N.A.,
    as a Lender

By: /s/ Marc C. Van Horn
Name: Marc C. Van Horn
Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION
    as a Lender
By: /s/ Carson M. Korn
Name: Carson M. Korn
Title: Officer

PNC Bank,
    as a Lender
By: /s/ Sydney Lynch
Name: Sydney Lynch
Title: Vice President

REGIONS BANK,
    as a Lender

By: /s/ Holli Balzer
Name: Holli Balzer
Title: Director

TRUIST BANK,
    as a Lender
By: /s/ Jason Hembree
Name: Jason Hembree
Title: Vice President

Wells Fargo Bank, N.A.,
    as a Lender
By: /s/ Mylissa Merten
Name: Mylissa Merten
Title: Vice President

SCHEDULE 2.01
COMMITMENTS

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$100,000,000.02
Bank of America, N.A.	$100,000,000.00
Truist Bank	$100,000,000.00
Wells Fargo Bank, National Association	$66,666,666.66
Regions Bank	$66,666,666.66
PNC Bank	$66,666,666.66
Citizens Bank	$50,000,000.00
Fifth Third Bank, National Association	$50,000,000.00
AGGREGATE COMMITMENT	$600,000,000.00